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                               COMMERCEBID.COM, INC.

                             1999 EQUITY INCENTIVE PLAN


                                     SECTION 1

                                      PURPOSE

       The purpose of the COMMERCEBID.COM, INC. 1999 Equity Incentive Plan is to provide a means whereby COMMERCEBID.COM, INC., a Delaware corporation (the "Corporation"), may attract able persons to remain in or to enter the employ of the Corporation, or any Parent Corporation or Subsidiary and to provide a means whereby those employees, directors, officers and other individuals or entities upon whom the responsibilities of the successful administration, management, planning and/or organization of the Corporation may rest, and whose present and potential contributions to the welfare of the Corporation, or any Parent Corporation or Subsidiary are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Corporation. A further purpose of the Plan is to provide such employees and individuals or entities with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation over the long term. Accordingly, the Plan provides for granting Common Stock, Incentive Stock Options, options which do not constitute Incentive Stock Options, or any combination of the foregoing, as is best suited to the circumstances of the particular employees and individuals or entities as provided herein.

                                     SECTION 2

                                    DEFINITIONS

       The following definitions shall be applicable during the term of the Plan unless specifically modified by any paragraph:

       (a)    BOARD means the board of directors of the Corporation.

       (b)    CHANGE OF CONTROL VALUE means the amount determined in Clause (i),
              (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to shareholders of the Corporation in any merger, consolidation, sale or assets or dissolution transaction,
              (ii) the price per share offered to shareholders of the Corporation in any tender offer or exchange offer whereby a Corporate Change takes place or (iii) if a Corporate Change occurs other than as described in Clause (i) or Clause (ii), the fair market value per share determined by the Board as of the date determined by the Board to be the date of cancellation and surrender of an Option. If the consideration offered to shareholders of the Corporation in any transaction described in this Paragraph or Paragraphs (d) and (e) of Section 8 consists of anything other than cash, the Board shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

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       (c)    CODE means the Internal Revenue Code of 1986, as amended.
              Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

       (d)    COMMON STOCK means the common stock of the Corporation.

       (e)    CORPORATION means COMMERCEBID.COM, INC., a Delaware corporation.

       (f) CORPORATE CHANGE means one of the following events: (i) the merger, consolidation or other reorganization of the Corporation in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Corporation, a class of securities of any other issuer (except a Subsidiary or Parent Corporation), cash or other property, other than a merger, consolidation or reorganization of the Corporation which would result in the voting stock of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty-one percent (51%) of the combined voting power of the voting stock of the Corporation or such surviving entity outstanding immediately after such merger, consolidation or reorganization of the Corporation; (ii) the sale, lease or exchange of all or substantially all of the assets of the Corporation to any other corporation or entity (except a Subsidiary or Parent Corporation); (iii) the adoption by the shareholders of the Corporation of a plan of liquidation and dissolution; (iv) the acquisition (other than acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than fifty-one percent (51%) (based on voting power) of the Corporation's outstanding capital stock or acquisition by a person or entity who currently has beneficial ownership which increases such person's or entity's beneficial ownership to fifty-one percent (51%) or more (based on voting power) of the Corporation's outstanding capital stock. Notwithstanding the provisions of clause (iv) above, a Corporate Change shall not be considered to have occurred upon the acquisition (other than acquisition pursuant to any other clause of the preceding sentence) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than fifty-one percent (51%) (based on voting power) of the Corporation's outstanding capital stock or the requisite percentage to increase their ownership to fifty-one percent (51%) resulting from a public offering of securities of the Corporation under the Securities Act of 1933, as amended.

       (g) EMPLOYEE means an individual who performs services for the Corporation, its Parent Corporation or a Subsidiary under such circumstances that an employer/employee relationship is deemed to exist under Code Section 3401.

       (h) EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.


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       (i)    FAIR MARKET VALUE means, as of any specified date, the closing price of the Common Stock on the Nasdaq (or, if the Common Stock is not listed on such exchange, such other national securities exchange on which the Common Stock is then listed) on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not then listed on any national securities exchange but is traded over the counter at the time determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded.
              If the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Board in such manner as it deems appropriate (such determination will be made in good-faith as required by Section 422(c)(1) of the Code. Fair Market Value also shall satisfy the requirements under
              Section 260.140 of the California Code of Regulations, as necessary to qualify for an exemption from the provisions of
              Section 25110 of the California Corporations Code.

       (j) GRANT means, individually or collectively, any Option or Common Stock granted pursuant to the Plan.

       (k)    HOLDER means an individual who has received a Grant.

       (l)    INCENTIVE STOCK OPTION means an Option within the meaning of
              Section 422 of the Code.

       (m) OPTION means a grant made under Section 7 of the Plan that includes both Incentive Stock Options to purchase Common Stock and Options which do not constitute Incentive Stock Options to purchase Common Stock.

       (n) OPTION AGREEMENT means a written agreement between the Corporation and an employee with respect to an Option.

       (o) OPTIONEE means an employee, director, officer, entity or individual who has been granted an Option.

       (p) PARENT CORPORATION shall have the meaning set forth in Section 424(e) of the Code.

       (q)    PLAN means the COMMERCEBID.COM, INC. 1999 Equity Incentive Plan.

       (r) RULE 16b-3 means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission under the Exchange Act, as such rule is currently in effect or as hereafter modified or amended.

       (s) SUBSIDIARY means a company (whether a corporation, partnership, joint venture or other form of entity) in which the Corporation, or a corporation in which the Corporation owns a majority of the shares of capital stock, directly or indirectly, owns an equity interest of fifty percent (50%) or more, except solely with respect


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              to the issuance of Incentive Stock Options the term "Subsidiary"
              shall have the same meaning as the term "subsidiary corporation" as defined in Section 424(f) of the Code.

                                     SECTION 3

                      EFFECTIVE DATE AND DURATION OF THE PLAN

       The Plan shall be effective as of May __, 1999, the date of its adoption by the Board, provided that the Plan is approved by the shareholders of the Corporation within twelve (12) months before or thereafter and on or prior to the date of the first annual meeting of shareholders of the Corporation held subsequent to the acquisition of an equity security by a Holder hereunder for which exemption is claimed under Rule 16b-3. Notwithstanding any provision of the Plan or of any Option Agreement, no Option shall be exercisable and no Common Stock may be granted prior to such shareholder approval. The Plan shall be terminated and no further Grants or Common Stock may be granted under the Plan after ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's shareholders, whichever is earlier. Subject to the provisions of Section 9, the Plan shall remain in effect until all Options granted under the Plan have been exercised or have expired by reason of lapse of time and all restrictions imposed upon restricted stock grants have lapsed. Any option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within twelve
(12) months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is granted.

                                     SECTION 4

                                   ADMINISTRATION

       (a) ADMINISTRATION OF PLAN BY BOARD. The Plan shall be administered by the Board in compliance with Rule 16b-3. Members of the Board shall abstain from participating in and deciding matters which directly affect their individual ownership interests under the Plan.

       (b) POWERS. Subject to the terms of the Plan, the Board may elect one or several designated officers (the "Designated Officer") who shall have authority, in their discretion, to determine which employees, officers, directors, individuals or entities shall receive a Grant, the time or times when such Grant shall be made, whether Common Stock, an Incentive Stock Option or non-qualified Option shall be granted and the number of shares of Common Stock which may be issued under each Option. In making such determinations, the Designated Officer may take into account the nature of the services rendered by these individuals, their present and potential contribution to the success of the Corporation, a Parent Corporation or a Subsidiary, and such other factors as the Board in its discretion shall deem relevant.

       (c) ADDITIONAL POWERS. The Board shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Board is authorized in its sole discretion, exercised in a


                                         -4-
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              nondiscriminatory manner, to construe and interpret the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Grant, including such terms, restrictions and provisions as shall be requisite in the judgment of the Board to cause designated Options to qualify as Incentive Stock Options, any modifications of such terms, restrictions and provisions upon the occurrence of a Corporate Change, and to make all other determinations necessary or advisable for administering the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to a Grant in the manner and to the extent it shall deem expedient to carry it into effect. The determination of the Board on the matters referred to in this Section 4 shall be conclusive.

       (d) COMPLIANCE WITH CODE Section 162(m). In the event the Corporation, a Parent Corporation or a Subsidiary becomes a "publicly-held corporation" as defined in Section 162(m)(2) of the Code, the Corporation may establish a committee of outside directors meeting the requirements of Code Section 162(m) to (i) approve the grant of Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes by the Corporation pursuant to Code Section 162(m) and (ii) administer the Plan. In such event, the powers reserved to the Board in the Plan shall be exercised by such committee. In addition, Options under the Plan shall be granted upon satisfaction of the conditions to such grants provided pursuant to Code Section 162(m) and any Treasury Regulations promulgated thereunder.

                                     SECTION 5

                   GRANT OF OPTIONS AND STOCK SUBJECT TO THE PLAN

       (a) GRANT LIMITS. A Designated Officer may from time to time make Grants to one or more employees, directors, officers, individuals or entities determined by him or her to be eligible for participation in the Plan in accordance with the provisions of
              Section 6 of the Plan. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed one million two hundred thousand (1,200,000) shares. Any of such shares which remain unissued and which are not subject to outstanding Options and/or Grants at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Corporation shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to a Grant. To the extent that an Option lapses or the rights of its Holder terminate, any shares of Common Stock subject to such Option shall again be available for the making of a Grant. The aggregate number of shares that may be issued under the Plan shall be subject to adjustment in the same manner as provided in Section 8 of the Plan with respect to shares of Common Stock subject to Options then outstanding. Separate stock certificates shall be issued by the Corporation for those shares acquired pursuant


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              to a Grant, the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

       (b) STOCK OFFERED. The stock to be offered pursuant to a Grant may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Corporation.

                                     SECTION 6

                                    ELIGIBILITY

       An Incentive Stock Option Grant made pursuant to the Plan may be made only to an individual who, at the time of grant, is an employee of the Corporation, a Parent Corporation or a Subsidiary. A Grant of an Option which is not an Incentive Stock Option or a Grant of Common Stock may be made to an individual who, at the time of Grant, is an employee of the Corporation, a Parent Corporation or a Subsidiary, or to an individual who has been identified by the Board or Designated Officer to receive a Grant due to their contribution or service to the Corporation, including members of the Board of Directors of the Corporation, a Parent Corporation or a Subsidiary. A Grant made pursuant to the Plan may be made on more than one occasion to the same person, and such Grant may include a Common Stock Grant, an Incentive Stock Option, an Option which is not an Incentive Stock Option, or any combination thereof. Each Grant shall be evidenced by a written instrument duly executed by or on behalf of the Corporation.

                                     SECTION 7

                                STOCK OPTION GRANTS

       (a) STOCK OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement between the Corporation and the Holder which shall contain such terms and conditions as may be approved by the Board and agreed upon by the Holder. The terms and conditions of the respective Option Agreements need not be identical. Each Option Agreement shall specify the effect of termination of employment, total and permanent disability, retirement or death on the exercisability of the Option. Under each Option Agreement, a Holder shall have the right to appoint any individual or legal entity in writing as his or her beneficiary under the Plan in the event of his death. Such designation may be revoked in writing by the Holder at any time and a new beneficiary may be appointed in writing on the form provided by the Board for such purpose. In the absence of such appointment, the beneficiary shall be the legal representative of the Holder's estate.

       (b) OPTION PERIOD. The term of each Option shall be as specified by the Board at the date of grant and shall be stated in the Option Agreement; provided, however, that an option may not be exercised more than one hundred twenty (120) months from the date it is granted.


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

       (c) LIMITATIONS ON EXERCISE OF OPTION. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. An Option may not be exercised for fractional shares.

       (d) SPECIAL LIMITATIONS ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Corporation (and any Parent Corporation or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000), plus a carryover amount (within the meaning of Section 422 of the Code), such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Board shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent Corporation or a Subsidiary, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. An Incentive Stock Option will be unexercisable for as long as there is outstanding another Incentive Stock Option which was granted to the employee at an earlier time.

       (e) OPTION PRICE. The purchase price of Common Stock issued under each Option shall be determined by the Board and shall be stated in the Option Agreement, but such purchase price shall, in the case of Incentive Stock Options, not be less than the Fair Market Value of Common Stock subject to the Option on the date the Option is granted, and, in the case of Options which do not constitute Incentive Stock Options, shall not be less than eighty-five percent (85%) of the fair value of the stock at the time the option is granted, except that the price shall be one hundred ten percent (110%) of the fair value in the case of any person or entity who owns stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Parent Corporation or Subsidiary. Fair value in the case of options that do not constitute Incentive Stock Options shall have the same meaning as set forth in
              Section 260.140.50 of the California Code of Regulations.

       (f) OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS MADE BY OTHER CORPORATIONS. Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become, or who became prior to the effective date of the Plan, employees of the Corporation, of any Parent Corporation or of any Subsidiary as a result of a merger or consolidation of the employing corporation with the Corporation, such Parent Corporation or such Subsidiary, or the acquisition by the Corporation, a Parent Corporation or a Subsidiary of all or a portion of the assets of the employing corporation, or the acquisition by the Corporation, a Parent Corporation or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

       (g) RESTRICTED STOCK PURCHASE AGREEMENT. Notwithstanding the foregoing, at the discretion of the Board, the Option can be exercised provided that the Holder shall, as a condition of such exercise, execute and deliver the Restricted Stock Option Purchase Agreement (the "Purchase Agreement"), pursuant to which the Corporation shall be granted a "Repurchase Option" and "Right of First Refusal" as to all "Shares" (as such terms are defined in the Purchase Agreement). In addition, the Holder of Common Stock pursuant to a Grant shall also execute and deliver the Purchase Agreement, pursuant to which the Corporation shall be granted a Repurchase Option and Right of First Refusal.

                                     SECTION 8

                         RECAPITALIZATION OR REORGANIZATION

       (a) Except as hereinafter otherwise provided, Grants shall be subject to adjustment by the Board at its discretion as to the number and price of shares of Common Stock in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any such Options or Common Stock.

       (b) The existence of the Plan and the Grants made hereunder shall not affect in any way the right or power of the Board or the shareholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure of the Corporation, a Parent Corporation or a Subsidiary or their business, any merger or consolidation of the Corporation, a Parent Corporation or a Subsidiary, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Corporation, a Parent Corporation or a Subsidiary, or any sale, lease, exchange or other disposition of all or any part of their assets or business or any other corporate act or proceeding.

       (c) The shares with respect to which Options may be granted are shares of Common Stock as presently constituted but if and whenever, prior to the expiration of an Option theretofore granted, the Corporation shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Corporation, the number


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              of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

       (d) If the Corporation recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted, the Holder shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities, and the cash and other property to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of such record of the number of shares of Common Stock then covered by such Option.

       (e) In the event of a Corporate Change, the Board, acting in its sole discretion without the consent or approval of any Holder, may, within a reasonable period of time, act to effect the following alternatives with respect to outstanding Options which acts may vary among individual Holders and, may be contingent upon effectuation of the Corporate Change: (A) accelerate the time at which Options then outstanding may be exercised so that such options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate;
              (B) require the mandatory surrender to the Corporation by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date (before or after such Corporate Change) specified by the Board, in which event the Board shall thereupon cancel such Options and pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares; (C) make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Corporate Change (provided, however, that the Board may determine in its sole discretion that no adjustment is necessary to Options then outstanding); (D) provide that thereafter upon any exercise of an Option theretofore granted the Holder shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets or plan of liquidation and dissolution if, immediately prior to such event, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Option; or (E) cancel the Options granted if the Fair Market Value of the Common Stock underlying the Options is below the Option exercise price.

       (f) Except as herein expressly provided, issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options theretofore granted, or the purchase price per share of Common Stock subject to Options.

                                     SECTION 9

                        AMENDMENT OR TERMINATION OF THE PLAN

       The Board in its discretion may terminate the Plan or any Option or Grant or alter or amend the Plan or any part thereof or any Option from time to time; provided that no change in any Grant previously made may be made which would impair the rights of the Holder without the consent of the Holder, and provided further, that the Board may not, without approval of the shareholders, amend the
Plan:

       (a) to increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan on exercise or surrender of Options or upon Grants;

       (b)    to change the minimum Option exercise price;

       (c) to change the class of employees eligible to receive Grants or increase materially the benefits accruing to employees under the Plan;

       (d) to extend the maximum period during which Grants may be made under the Plan;

       (e) to modify materially the requirements as to eligibility for participation in the Plan; or

       (f) to decrease any authority granted to the Board hereunder in contravention of Rule 16b-3.

                                     SECTION 10

                                       OTHER

       (a) NO RIGHT TO A GRANT. Neither the adoption of the Plan nor any action of the Board or Designated Officer shall be deemed to give an employee, director or consultant any right to be granted an Option to purchase Common Stock, to receive a Grant or to any other rights hereunder except as may be evidenced by an Option Agreement or Purchase Agreement, as the case may be, duly executed on behalf of the Corporation, and then only to the extent of and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Grant.

       (b) NO EMPLOYMENT RIGHTS CONFERRED. Nothing contained in the Plan or in any Grant made hereunder shall (i) confer upon any employee, director or consultant any right with respect to continuation of employment or engagement with the Corporation or any Parent Corporation or Subsidiary, or (ii) interfere in any way with the right of the Corporation or any Parent Corporation or Subsidiary to terminate his or her employment or engagement at any time.

       (c) OTHER LAWS; WITHHOLDING. The Corporation shall not be obligated to issue any Common Stock pursuant to any Grant made under the Plan at any time when the offering of the shares covered by such Grant has not been registered (or exempted) under the Securities Act of 1933, as amended, and such other state and federal laws, rules or regulations as the Corporation or the Board deems applicable and, in the opinion of legal counsel for the Corporation, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Corporation shall have the right to deduct in connection with all Grants any taxes required by law to be withheld and to require any payments necessary to enable it to satisfy its withholding obligations. The Board may permit the Holder of a Grant to elect to surrender, or authorize the Corporation to withhold shares of Common Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) in satisfaction of the Corporation's withholding obligation, subject to such restrictions as the Board deems necessary to satisfy the requirements of Rule 16b-3.

       (d) NO RESTRICTION OF CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Corporation or any Parent Corporation or Subsidiary from taking any corporate action which is deemed by the Corporation or such Parent Corporation or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Grant made under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or any Parent Corporation or Subsidiary as a result of such action.

       (e) RESTRICTIONS ON TRANSFER. A Grant shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Holder only by such Holder or the Holder's guardian or legal representative.

       (f) EFFECT OF DEATH, DISABILITY OR TERMINATION OF EMPLOYMENT. The Option Agreement or other written instrument evidencing a Grant shall specify the effect of the death, disability or termination of employment of the Holder on the Grant.


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

       (g) INFORMATION TO EMPLOYEES. Holders under the Plan shall receive financial statements annually regarding the Corporation during the period the options are outstanding.

       (h) RULE 16b-3. It is intended that the Plan and any grant of a Grant made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provisions of the Plan or any such Grant would disqualify the Plan or such Grant hereunder, or would otherwise not comply with Rule 16b-3, such provision or Grant shall be construed or deemed amended to conform to Rule 16b-3.

       (i) GOVERNING LAW. The Plan shall by construed in accordance with the laws of the State of California and all applicable federal law. The securities issued hereunder shall be governed by and in accordance with the Corporate Securities Laws of the State of California.

       ADOPTED BY THE BOARD OF DIRECTORS AS OF MAY __, 1999.

       APPROVED BY THE SHAREHOLDERS AS OF MAY __, 1999.






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